Exhibit 32
                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


         In connection with the accompanying Quarterly Report of Electronic Media Central Corporation (the "Company") on Form 10-QSB for the quarter ended December 31, 2005 (the "Report"), I, Roger Casas, Chief Executive Officer of the Company, hereby certify that to my knowledge:

         (1) The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78o(d)); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 14, 2006

                                                      /s/ Roger Casas
                                                     ---------------------------
                                                     Roger Casas
                                                     Chief Executive Officer


         The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss.1350) and is not being filed as part of the Form 10-QSB or as a separate disclosure document.